EXHIBIT 32.1
Union Carbide Corporation and Subsidiaries

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Patrick E. Gottschalk, President and Chief Executive Officer of Union Carbide Corporation (the “Corporation”), certify that:

1.
the Quarterly Report on Form 10-Q of the Corporation for the quarter ended June 30, 2010 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ PATRICK E. GOTTSCHALK
Patrick E. Gottschalk President and Chief Executive Officer
Date: August 4, 2010

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